Long-term investment (Qoros)	12 Months Ended
Dec. 31, 2022
Investments in subsidiaries, joint ventures and associates reported in separate financial statements [abstract]
Long-term investment (Qoros)

Note 10 – Long-term investment (Qoros)

		For the year ended December 31,
		2022	2021	2020
	Note	$ Thousands
Fair value (loss)/gain on remaining 12% interest in Qoros	10.3, 10.5	-	(235,218)	154,475
(Payment)/recovery of financial guarantee	10.6	-	(16,265)	6,195
Gain on sale of 12% interest in Qoros	10.3	-	-	152,610
Fair value loss on put option	10.3	-	-	(3,362)
		-	(251,483)	309,918

1.
As at December 31, 2022, the Group holds a 12% (2021: 12%) equity interest in Qoros through a wholly-owned and controlled company, Quantum (2007) LLC (“Quantum”). Chery Automobiles Limited (“Chery”), a Chinese automobile manufacturer, holds a 25% (2021: 25%) equity interest and the remaining 63% (2021: 63%) interest is held by an entity related to the Baoneng Group (“New Qoros Investor” or “New Strategic Partner”).

2.	Qoros introduced a New Strategic Partner

In January 2018, the New Qoros Investor purchased 51% of Qoros from Kenon and Chery for RMB 3.315 billion (approximately $504 million), resulting in Kenon’s and Chery’s interest in Qoros dropping from 50% each to 24% and 25%, respectively. This was part of an investment structure (“Investment Agreement”) to invest a total of approximately RMB 6.63 billion (approximately $1,002 million) by the New Qoros Investor. The Investment Agreement provided Kenon with a put option over its remaining equity interest in Qoros.

3.	Kenon sells down from 24% to 12%

In January 2019, Kenon, on behalf of its wholly owned subsidiary Quantum (2007) LLC, announced that it had entered into an agreement to sell half (12%) of its remaining interest (24%) in Qoros to the New Qoros Investor for RMB1,560 million (approximately $220 million), which was based on the same post-investment valuation as the initial investment by the New Qoros Investor. In April 2020, Kenon completed the sale of this half of its remaining interest in Qoros and received payment of RMB1,560 million (approximately $220 million). Kenon recognized a gain of approximately $153 million from the sale of its 12% interest in Qoros and the derecognition of the current portion of the put option pertaining to the 12% interest sold.

Subsequent to the sale, the remaining 12% interest in Qoros was accounted for on a fair value basis through profit and loss and, together with the non-current portion of the put option pertaining to the remaining 12% interest (see Note 10.2), was reclassified in the statement of financial position as a long-term investment (Qoros). Upon reclassification, Kenon immediately recognized a fair value gain of approximately $139 million and the long-term investment (Qoros) was initially measured at a combined fair value of approximately $220 million. By the end of 2020, primarily due to the appreciation of RMB against the USD, the fair value of the long-term investment (Qoros) increased by approximately $15 million to $235 million.

In 2020 up until the completion date of the sale and prior to the reclass detailed above, the aggregate current and non-current put option fair value was reduced by approximately $3 million to $68 million. The sale was not made pursuant to the put option described above in Note 10.2.

4.	Agreement to sell remaining 12% interest

In April 2021, Quantum entered into an agreement with the New Qoros Investor to sell all of its remaining 12% interest in Qoros. The total purchase price is RMB1.56 billion (approximately $245 million).

To date, the New Qoros Investor has failed to make any of the required payments under this agreement.

In the fourth quarter of 2021, Kenon started arbitration proceedings against the New Qoros Investor for breach of the agreement and Kenon also started litigation proceedings against the New Qoros Investor with regards to the New Qoros Investor’s obligations to Kenon’s pledged shares in relation to Qoros’ RMB 1.2 billion loan (as described below). The outcomes of these legal proceedings and any related awards are uncertain.

As a result of the payment delay, Quantum had exercised the Put Option it has to sell its remaining shares to the New Qoros Investor.

5.
Fair value assessment

In September 2021, in light of the events described above, Kenon performed an assessment of the fair value of the long-term investment (Qoros) under IFRS 13 Fair value measurement. Kenon concluded that the fair value of the long-term investment (Qoros) is zero. Therefore, in 2021 Kenon recognized a fair value loss of $235 million in its consolidated financial statements for the year ended 2021. There were no significant changes in circumstances in 2022 as compared to 2021, therefore, management has assessed that there is no change in fair value of Qoros.

6.	Financial Guarantees Provision and Releases

Following completion of the transaction in 2019 as described in Note 10.3, the New Qoros Investor assumed its proportionate obligations with respect to the Qoros loans. As a result of this and repayments by Qoros in relation to its loans, Chery’s obligations under the loan guarantees were reduced. As at December 31, 2019, Kenon’s back-to-back guarantee obligations to Chery were reduced to approximately $23 million.

In April 2020, Kenon received $6 million from Chery following repayments by Qoros in relation to its loans. As at December 31, 2020, Kenon’s back-to-back guarantee obligations to Chery were reduced to approximately $16 million.

In the fourth quarter of 2021, Chery paid the full amount of its guarantee obligations. As discussed above, Kenon had back-to-back guarantee obligations of approximately $16 million to Chery in respect of guarantees Chery had given for these two loans. Kenon paid the $16 million to Chery and recognized a corresponding $16 million expense in its consolidated statements of profit and loss. Following this payment, Kenon does not have any remaining guarantee obligations with respect to Qoros debt.

As at December 31, 2022, Kenon has pledged substantially all of its interests in Qoros to secure Qoros’ RMB 1.2 billion loan facility. The New Qoros Investor was required to assume its pro rata share of pledge obligations. It has not yet provided all such pledges but has provided Kenon with a guarantee in respect of its pro rata share, and up to all, of Quantum's pledge obligations.

Qoros continues to engage in discussions with the lenders and other relevant stakeholders relating to its other outstanding bank loans and resumption of manufacturing production which was shut down in 2021.

7.	Restrictions

Qoros has restrictions with respect to distribution of dividends and sale of assets deriving from legal and regulatory restrictions, restrictions under the joint venture agreement and the Articles of Association and restrictions stemming from credit received.